ClearShares Ultra-Short Maturity ETF Trading Symbol: OPER Listed on NYSE Arca	Summary Prospectus September 30, 2025 www.clear-shares.com
Investment Objective
The ClearShares Ultra-Short Maturity ETF (the “Fund”) seeks current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.20%
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal year ended May 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily by investing in repurchase agreements collateralized by U.S. government securities. The Fund is not a money market fund and does not seek to maintain a stable net asset value (“NAV”) of $1.00 per share.
A repurchase agreement is an agreement under which the Fund acquires a financial instrument ( e.g. , a security issued by the U.S. government or an agency thereof) from a seller. At the time of purchase, the seller (usually a commercial bank, broker, or dealer) agrees to repurchase the underlying security at a mutually agreed-upon price on a designated future date (normally, the next business day). The securities acquired by the Fund pursuant to repurchase agreement transactions will generally have a total value (including accrued interest earned thereon) in excess of the repurchase agreement’s value and will be held by the Fund’s custodian until the securities are repurchased. As a result, repurchase agreements may be considered a loan collateralized by securities.
The Fund may also invest in U.S. government securities, such as U.S. Treasuries and U.S. agency securities, which may include mortgage-backed securities (“MBS”) issued or guaranteed by the U.S. government, federal agencies, or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration (“Ginnie Mae”), the Federal Housing Administration (“FHA”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).

The effective duration of the Fund’s portfolio will be one year or less, and the dollar-weighted average maturity of the Fund’s portfolio will be less than one year. Effective duration is a measure of the Fund’s price sensitivity to changes in yields or interest rates and a higher duration indicates greater sensitivity to interest rates. Weighted average maturity refers to the length of time until a bond’s principal is repaid with interest.
The Fund’s portfolio may also include cash and cash equivalents, as well as investments in ETFs and other investment companies that provide exposure to securities similar to those securities in which the Fund may invest in directly. While the Fund will invest, under normal circumstances, in a conservative, liquid portfolio, the Fund may invest up to 15% of net assets in illiquid investments, including illiquid repurchase agreements.
Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds”.
• Agency Debt Risk. The Fund invests in unsecured bonds or debentures issued by U.S. government agencies, including Fannie Mae and Freddie Mac. Bonds or debentures issued by U.S. government agencies, government-sponsored entities, or government corporations, including, among others, Fannie Mae and Freddie Mac, are generally backed only by the general creditworthiness and reputation of the U.S. government agency, government-sponsored entity, or government corporation issuing the bond or debenture and are not guaranteed by the U.S. Department of the Treasury (“U.S. Treasury”) or backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government. Ginnie Mae securities are generally backed by the full faith and credit of the U.S. government.
• ETF Risks . The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦ Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦ Cash Redemption Risk.   The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions, and these added costs may be borne by the Fund and negatively impact Fund performance.
◦ Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦ Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦ Trading .   Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. There can be no assurance that an active trading market for such Shares will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
• Fixed Income Securities Risk. The Fund may invest in fixed income securities. Fixed income securities, such as bonds and certain asset-backed securities, involve certain risks, which include:
◦ Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦ Credit Risk.  Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer .
◦ Duration Risk. Prices of fixed income securities with longer durations are more sensitive to interest rate changes than those with shorter durations.
◦ Event Risk.  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly .
◦ Extension Risk.  When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
◦ Interest Rate Risk.  Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government policy may have adverse effects on investments, volatility, and illiquidity in debt markets.
◦ Maturity Risk. The value of fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.
◦ Prepayment Risk.  When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the proceeds may have to be invested in securities with lower yields.
• Government Obligations Risk.  The Fund invests in securities issued, sponsored, or guaranteed by the U.S. government, its agencies or instrumentalities. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities where it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time .
• Illiquid Investments Risks. The Fund may invest in repurchase agreements that are deemed illiquid because they cannot be expected to be sold or disposed of in current market conditions, within seven calendar days, without significantly impacting the market value of the investment. The Fund could lose money if it is unable to dispose of such investments at a time or price that is most beneficial to the Fund.
• Management Risk.  The Fund is actively managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.
• Market Risk. The trading prices of debt securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
• Mortgage-Backed Securities Risk.  The Fund invests in MBS issued or guaranteed by the U.S. government. Such securities are subject to credit, interest rate, prepayment, and extension risks (see “Fixed Income Securities Risk” above). These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates may quickly and significantly reduce the value of certain MBS.
• Repurchase Agreement Risk. Repurchase agreements may be construed to be collateralized loans by the Fund, and if so, the underlying securities relating to the repurchase agreement will only constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. A seller failing to repurchase the security coupled with a decline in the market value of the security may result in the Fund losing money.

Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, and since inception periods compare with the ICE BofA US Broad Market Index, a broad measure of U.S. fixed income market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.clear-shares.com.
Calendar Year Total Returns

6%
4%
2%
0%
2.15%
0.65%
0.37%
1.74%
5.11%
5.31%
2019
2020
2021
2022
2023
2024

For the year-to-date period ended June 30, 2025, the Fund’s total return was 2.19%. During the periods of time shown in the bar chart, the Fund’s highest quarterly return was 1.35% for the quarter ended December 31, 2023 and the lowest quarterly return was 0.07% for the quarter ended March 31, 2022.
Average Annual Total Returns
For the Period Ended December 31, 2024

ClearShares Ultra-Short Maturity ETF	1 Year	5 Years	Since Inception (7/10/18)
Return Before Taxes	5.31%	2.61%	2.49%
Return After Taxes on Distributions	3.10%	1.54%	1.47%
Return After Taxes on Distributions and Sale of Shares	3.11%	1.54%	1.47%
ICE BofA US Broad Market Index (reflects no deduction for fees, expenses, or taxes)	1.47%	-0.34%	1.30%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser: ClearShares LLC serves as investment adviser to the Fund (the “Adviser”).
Investment Sub-Adviser: Piton Investment Management, L.P. serves as the investment sub-adviser to the Fund (“Piton” or the “Sub-Adviser”).
Portfolio Managers
Frank Codey (Chief Operating Officer of ClearShares) has been a portfolio manager of the Fund since June 2019, and James Fortescue (Senior Portfolio Manager of Piton) has been a portfolio manager of the Fund since December 2019.

Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.clear-shares.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.